Filed Pursuant to Rule 497

File No. 333-176316

AMERICAN REAL ESTATE INCOME FUND

(the “Fund”)

Supplement No. 1 dated September 10, 2015 to the

Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated August 1, 2015

This Supplement contains new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus and SAI, as amended and further supplemented, and should be read in conjunction with the Prospectus and SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectus and SAI.

The purpose of this Supplement No. 1 is to provide information regarding (i) anticipated transactions for the parents of the Sub-Advisor, Distributor and Transfer Agent, which, individually, we refer to as a Transaction, and, collectively, as the Transactions; (ii) changes to the Board of Trustees (the “Board”); and (iii) a correction of an inadvertent error in the Financial Highlights section of the Prospectus.

ANTICIPATED TRANSACTIONS INVOLVING THE PARENTS OF OUR SUB-ADVISOR, DISTRIBUTOR AND TRANSFER AGENT

Prospectus and SAI Updates

The following information should be read in conjunction with the “Investment Strategy” subsection of the “Prospectus Summary” section on page 2 of the Prospectus, the “Investment Sub-Advisor” and “Administrator, Accounting Agent and Transfer Agent” subsections of the “Management of the Fund” section on pages 35 and 36 of the Prospectus, the “Control Persons” subsection of the “Management of the Fund” section on page 38 of the Prospectus, the “Control Persons and Principal Holders” section on page 16 of the SAI, the “Sub-Advisor” subsection of the “Investment Advisory and Other Services” section beginning on page 17 of the SAI, the “Distributor” subsection of the “Portfolio Manager” section on page 19 of the SAI, and all similar discussions appearing throughout the Prospectus:

“On August 6, 2015, AR Capital, LLC (“ARC”), the parent of the Sub-Advisor, and one of our control persons, entered into a Transaction Agreement (the “Transaction Agreement”) with AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“AMH”), an affiliate of Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”), and a newly formed entity, AR Global Investments, LLC, a Delaware limited liability company (“AR Global”). The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of ARC’s ongoing asset management business (including equity interests in its subsidiaries, which include the parent of National Fund Advisors, LLC, the Fund’s Sub-Advisor). The Transaction Agreement also provides that AMH will contribute certain other assets to AR Global.  Following the consummation of the Transactions contemplated by the Transaction Agreement, AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global. The business and affairs of AR Global will be overseen by a board of managers comprised of ten members, six of which will be appointed by AMH and four of which will be appointed by ARC. Our Sub-Advisor is currently owned by ARC and following the Transactions will be owned by AR Global.

Additionally, on August 6, 2015, RCS Capital Corporation (“RCS Capital”), one of our control persons, the parent of the Transfer Agent and an affiliate of the Fund’s Distributor, announced that it has entered into an agreement with an affiliate of Apollo to sell RCS Capital’s Wholesale Distribution Division, including the Distributor and the Transfer Agent and certain related entities. Upon completion of the Transactions, our Transfer Agent and Distributor will continue to operate as stand-alone entities within AR Global.

The Transactions are subject to customary closing conditions and are expected to close in 2015. Upon consummation of the Transactions, our Sub-Advisor, Distributor and Transfer Agent are expected to continue to serve in their respective capacities to us. The transfer of the controlling block of securities of the Sub-Advisor and the Distributor upon consummation of the Transactions will result in an “assignment” of the Sub-Advisory Agreement between the Fund, the Adviser and the Sub-Advisor and the distribution agreement between the Fund and the Distributor in accordance with their terms and Section 15 of the 1940 Act.

At an upcoming meeting of shareholders, shareholders will be asked to vote on the approval of the new sub-advisory agreement. Our independent directors unanimously endorsed the Transactions.”

Board Changes

Prospectus and SAI Updates

Effective September 4, 2015, John H. Grady resigned as Chairman and trustee of the Board, President, Treasurer and Secretary of the Fund. Effective September 4, 2015, the Fund’s Board appointed Edward M. Weil, Jr., as a trustee of the Fund, as Chairman of the Board and as the Fund’s President and Treasurer and Natalya Zelensky as the Fund’s Secretary. Accordingly, the disclosure in the Prospectus and SAI is revised as follows:

All references to John H. Grady as trustee are hereby deleted in their entirety.

Prospectus Summary

The eighth sentence of the bullet point “Conflicts Associated with Investments in ARC REITs” under the sub-heading “Conflicts of Interest” beginning on page 10 of the Prospectus are deleted and replaced in their entirety with the following:

“In addition, ARC played a significant role in the formation of the Fund, and a representative of ARC (Mr. Edward M. Weil, Jr.) is a trustee of the Fund and the Chairman of the Board.”

The third sub-bullet point under the bullet point “Conflicts Associated with Investments in ARC REITs” under the sub-heading “Conflicts of Interest” on page 11 of the Prospectus is deleted and replaced in its entirety with the following:

“With the exception of Mr. Weil, the other two trustees of the Fund are Independent Trustees.”

Risk Factors

The ninth sentence of the bullet point “Conflicts Associates with Investments in ARC REITS” under the sub-heading “Conflicts of Interest” on pages 33 of the Prospectus are deleted and replaced in their entirety with the following:

“In addition, ARC played a significant role in the formation of the Fund, and a representative of ARC (Mr. Edward M. Weil, Jr.) is a trustee of the Fund and the Chairman of the Board.”

The third sub-bullet point under the bullet point “Conflicts Associated with Investments in ARC REITS” under the sub-heading “Conflicts of Interest” on page 32 of the Prospectus is deleted and replaced in its entirety with the following:

“With the exception of Mr. Weil, the other two trustees of the Fund are independent persons of both the Advisor and ARC.”

Management of the Fund

The first sentence in the first paragraph under the sub-heading “Board Leadership Structure” on page 9 of the SAI is deleted and replaced in its entirety with the following:

“The Board is led by Mr. Edward M. Weil, Jr., who has served as Chairman of the Board since September 2015.”

The first sentence in the second paragraph under the sub-heading “Board Leadership Structure” on page 9 of the SAI is deleted and replaced in its entirety with the following:

“Mr. Weil may be deemed to be an interested person of the Trust by virtue of his senior management roles the parent of the Distributor and ARC, which is an affiliate of the Sub-Advisor and under common control with the Administrator and the Distributor.”

The fifth sentence in the second paragraph under the sub-heading “Board Leadership Structure” on page 9 of the SAI is deleted and replaced in its entirety with the following:

“The Independent Trustees also meet quarterly in executive session without Mr. Weil.”

The following entry for Edward M. Weil, Jr., is added to the “Interested Trustee” portion of the table under the sub-heading “Trustees” on page 11 of the SAI:

“Name, Address* and Age	Position(s) Held and Length(s) of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Edward M. Weil, Jr.**** c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 48	Trustee and Chairman since September 2015	President and Treasurer of American Real Estate Income Fund from September 2015 to present; President of Realty Capital Income Funds Trust (“RCIFT”) from September 2015 to present; Chief Executive Officer of RCS Capital from September 2014 to present; President of RCS Capital from February 2013 to September 2014; President, treasurer and secretary of RCS Capital Management, LLC from April 2013 to present; executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from August 2007 to March 2012; executive officer of New York REIT, Inc. (“NYRT”), the NYRT property manager and the NYRT advisor from October 2009 to November 2014; Executive Vice President and Secretary of the Phillips Edison — ARC Shopping Center REIT, Inc. (“PE-ARC”) advisor from December 2009 to present; executive officer of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor from July 2010 and May 2010, respectively, to present; executive officer of American Realty Capital Healthcare Trust, Inc. (“HTC”), the HTC advisor and the HTC property manager from August 2010 to February 2014; executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor and the ARCT III property manager from October 2010 to February 2013; Executive President and Secretary of the BDCA advisor from June 2010 to present; Treasurer and Secretary of American Realty Capital New York City REIT, Inc. (“ARC NYCR”), the ARC NYCR advisor and the ARC NYCR property manager from April 2014 to present and the Chief Operating Officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager from December 2013 to present; executive officer of ARCP from December 2010 to February 2013 and executive officer of the ARCP advisor from November 2010 to February 2013; executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager from July 2011, July 2011 and January 2012, respectively to present; President, Chief Operating Officer, Treasurer and Secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from February 2012 to present;. President, Chief Operating Officer, Treasurer and Secretary of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager from October 2012 to present; President, Treasurer and Secretary of ARC Realty Finance Trust, Inc. (“ARC RFT”) and the ARC RFT advisor from November 2012 to January 2013; President, Chief Operating Officer, Treasurer and Secretary of Phillips Edison — ARC Grocery Center REIT II, Inc. (“PE-ARC II”) advisor from July 2013 to present.	4	RCIFT from September 2015 to present; RCS Capital from February 2013 to present; ARCT III from February 2012 to February 2013; ARCP from March 2012 to June 2014; American Realty Capital Trust IV, Inc. from January 2013 to present; American Realty Capital Hospitality Trust, Inc. from August 2013 to November 2014.”

The footnotes to table under the sub-heading “Trustees” on page 11 of the SAI are deleted and replaced in their entirety with the following:

“* The address for each trustee listed above is 405 Park Avenue, 14th Floor, New York, NY 10022.

** The term of office for each trustee listed above will continue indefinitely.

*** The term “Fund Complex” refers to the ARC Income Funds.

**** Mr. Weil is an “interested person” of the Fund, as such term is defined in the 1940 Act.”

The following entry is added under the sub-heading “Trustees” beginning on page 12 of the SAI:

“Edward M. Weil, Jr.

Mr. Weil has served as the Chairman and a trustee, the President and Treasurer of the Fund since September of 2015. He has also served as the President, Chairman and Trustee of RCIFT since September 2015, as Chief Executive Officer of RCS Capital since September 2014 and as a director of RCS Capital since February 2013. Mr. Weil previously served as RCS Capital’s president from February 2013 until his resignation in September 2014. Mr. Weil has also served as president, treasurer and secretary of RCS Capital Management, LLC since April 2013. Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil previously served as an executive officer of NYRT, Inc., the NYRT property manager and the NYRT advisor since their formation in October 2009 until his resignation from those positions in November 2014. He has served as the executive vice president and secretary of the PE-ARC advisor since its formation in December 2009. Mr. Weil has served as an executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Weil also served as an executive officer of HTC, the HTC advisor and the HTC property manager from their formation in August 2010 through February 2014. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Weil has served as the executive president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil has served as treasurer and secretary of American Realty Capital New York City REIT, Inc. (“ARC NYCR”), the ARC NYCR advisor and the ARC NYCR property manager since April 2014 and previously served as chief operating officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since their respective formations in December 2013. Mr. Weil previously served as an executive officer of ARCP since its formation in December 2010 and as a director beginning in March 2012, and has served as an executive officer of the ARCP advisor since its formation in November 2010. Mr. Weil resigned from his position as an officer of ARCP and the ARCP advisor in February 2013 and as a director of ARCP in June 2014. Mr. Weil has been a director and an executive officer of GNL (formerly American Realty Capital Global Trust, Inc.), the GNL advisor and the GNL property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Weil was appointed as a director of ARCT IV in January 2013. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of HTI (formerly American Realty Capital Healthcare Trust II, Inc.), the HTI advisor and the HTI property manager since their formation in October 2012. Mr. Weil served as the president, treasurer and secretary of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Weil has served as president, chief operating officer, treasurer and secretary of the PE-ARC II advisor since July 2013. Mr. Weil served as a member of the board of managers of the American Realty Capital Hospitality Trust, Inc. (“HOSP”) sub-property manager from August 2013 to until his resignation in November 2014. Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses. We believe that Mr. Weil’s current experience as an executive officer and/or director as applicable of RCS Capital, NYRT, ARC RCA, HTC, ARCP, GNL, ARCT IV, HTI and ARC NYCR, his previous experience as senior vice president at AFRT and his real estate experience, make him well qualified to serve on our Board of Trustees. “

The entry for John H. Grady in the table under the sub-heading “Officers” on page 14 of the SAI is deleted and replaced in its entirety with the following:

“Name, Address and Age*	Position/Term of Office	Principal Occupation During Past Five Years
Edward M. Weil, Jr. Age: 48	President and Treasurer since September 2015	See “Interested Trustee” above.
Natalya Zelensky Age: 30	Secretary since September 2015	Assistant General Counsel, RCS Capital from July 2014 to present; Associate, Sutherland, Asbill & Brennan, LLP from 2013 to 2014; Associate, K&L Gates, LLP from 2011 to 2013; Associate, Katten Muchin Rosenman, LLP from 2010 to 2011.”

The following entry for Edward M. Weil is added to the “Interested Trustee” portion of the table setting forth the trustee ownership interests in the Fund under the sub-heading “Trustee Ownership” on page 15 of the SAI:

“Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edward M. Weil, Jr.*	None	None

* Mr. Weil joined the Board effective September 4, 2015.”

The third sentence under the sub-heading “Compensation” on page 15 of the SAI is deleted and replaced in its entirety with the following:

“Neither Mr. Weil nor any of the executive officers receive compensation from the Trust.”

Financial Highlights

Prospectus Updates

The table under the heading Financial Highlights on page 15 of the Prospectus contained an error in the Total Return row. The table is deleted and replaced in its entirety with the following:

“The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

Period Ended March 31, 2015(1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income(2)	(0.01)
Net realized and unrealized loss on investments	1.10
Total from investment operations	1.09
Less distribution from:
Net investment income	(0.17)
Total distributions	(0.17)
Net asset value, end of period	$10.92
Total return(3),(4),(7)	10.95%
Net assets at end of period (000s)	$5,700
Ratio of gross expenses to average net assets(5),(6)	29.65%
Ratio of net expenses to average net assets(5)	2.50%
Ratios of net investment income to average net assets(5)	(0.27)%
Portfolio Turnover Rate(4)	66%

(1)	Inception of the Fund is May 5, 2014; the commencement of operations and start of performance is October 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Advisor did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor.

(7)	Had the Advisor not made a capital contribution, total return would have been 10.34%.”